SUBSIDIARIES OF PEPSICO, INC. AS OF 12/25/99


                                                            JURISDICTION OF
COMPANY NAME                                                INCORPORATION

25 Kwietnia S.A. w Likwidacji                               Poland
3018525 Nova Scotia ULC                                     Canada
ABA Europe NV                                               Belgium
ABC Dispensing Technologies, Inc.                           Florida
Administracion y Asesoria Metropolitana SA de CV            Mexico
Agral Arrendadora, S.A. de C.V.                             Mexico
Agral Comisionista y Distribuidora, S.A. de C.V.            Mexico
Agral Inmobiliaria, S.A. de C.V.                            Mexico
Ahmedabad Advertising and Marketing Consultants Ltd.        India
Ainwick Corporation                                         Oregon
Alimentos Barcel Chile S.R.L.                               Chile
Alimentos del Istmo S.A.                                    Panama
Alimentos del Valle, S.A.                                   Spain
Alkan Bugshan                                               Egypt
Alliance Canners                                            Canada
Alpac Corporation                                           Washington
Anderson Hill Insurance Limited                             Bermuda
Angkor Beverages Company Ltd.                               Cambodia
Aradhana Beverages & Foods Company Limited                  India
Aradhana Snack Food Company                                 India
Aradhana Soft Drinks Company                                India
Asian Trade Limited                                         Delaware
B&H Project, Inc.                                           Florida
Beaman Bottling Company                                     Delaware
Bebidas Purificadas de Durango, S.A. de C.V.                Mexico
Bebidas Purificadas De La Frontera, S.A.                    Mexico
Bebidas Purificadas de Michoacan S.A. de C.V.               Mexico
Bebidas Purificadas de Occidente, S.A. de C.V.              Mexico
Bebidas Purificadas de Quintana Roo, SA de CV               Mexico
Bebidas Purificadas de Zacatecas, S.A. de C.V.              Mexico
Bebidas Purificadas del Centro, S.A. de C.V.                Mexico
Bebidas Purificadas del Cupatitzio, S.A. de C.V.            Mexico
Bebidas Purificadas del Sureste, Sa de CV                   Mexico
Bebidas Purificados de Acapulco, SA de CV                   Mexico
Beijing Pepsi-Cola Beverage Company Ltd.                    China
Bell Taco Funding Syndicate                                 Australia
Belpak                                                      Belurussia
Beverage Services, Inc.                                     Delaware
Beverages, Foods & Service Industries, Inc.                 Delaware
Blanchard, S.A.                                             France
Boquitas Fiestas LLC                                        Delaware
Boquitas Fiestas S.R.L                                      Honduras
Border Properties, Inc.                                     New York
Bottling Investment Chile                                   Bahamas
Bramshaw Limited                                            Ireland
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Breckenridge, Inc.                                          Delaware
Britvic Holdings Limited                                    United Kingdom
Britvic Soft Drinks Limited                                 United Kingdom
BUG de Mexico, S.A. de C.V.                                 Mexico
Capital Services Associates N.V.                            Netherlands Antilles
Cawston Vale Limited                                        United Kingdom
Central de La Industria Escorpion, SA de CV                 Mexico
Changchun Pepsi-Cola Beverage Company                       China
Chipima, Sociedade De Productos Alimentares, SA             Portugal
Chitos International  y Cia Ltd.                            Guatemala
Chongqing Hua Mei Food & Beverage Company Limited           China
Chongqing Tianfu Yulong Foodstuff and Beverage Company      China
Chongqing Tianfu-Pepsi Beverage Co. Ltd.                    China
CMC Investment Company                                      Bermuda
Comercializadora de Bebidas y Refrescos del Vallede Tolu    Mexico
Comercializadora Jacks S.R.L.                               Venezuela
Comercializadora Nacional SAS, Ltda                         Columbia
Comercio Integral Mexicano, SA de CV                        Mexico
Constar Ambalaj Sanayi Ve Ticaret AS                        Turkey
Copella Fruit Juice,  Ltd.                                  United Kingdom
Copper Beach LLC                                            Delaware
Core, Comisiones y Representaciones, S.A. de C.V.           Mexico
Corina Snacks                                               Cyprus
Corporativo International S.A. de C.V.                      Mexico
CPK Acquisition Corp.                                       California
Crispflow Limited                                           United Kingdom
Davlyn Realty Corporation                                   Delaware
Desarrollo Inmobiliario Gamesa, S.A. de C.V.                Mexico
Dhillon Kool Drinks & Beverages Ltd.                        India
Distribuidora de Aguas Envasadas DEK, SA de CV              Mexico
Distribuidora de Agus, Refrescos y Bebidas Purificadas S.   Mexico
Distribuidora Disa de Michoacan S.A. de C.V.                Mexico
Distribuidora Disa de Uruapan, S.A. de C.V.                 Mexico
Distribuidora Disa del Centro, S.A. de C.V.                 Mexico
Distribuidora Garci-Crespo Sa de CV                         Mexico
Distribuidora Interestatal, S.A. de C.V.                    Mexico
Distribuidora Savoy Guatemala S.A.                          Guatemala
Diversified Packages of Puerto Rico, Inc.                   Delaware
Domaine De Carquefou SCI                                    France
Dormant PC Ltd.                                             United Kingdom
Dormant PWT Ltd.                                            United Kingdom
D'ORO - Sociedade de Productos Alimentares, S.A.            Portugal
Duo Juice Company                                           Delaware
Duo Juice Company BV                                        Netherlands
Earthposed Limited                                          United Kingdom
Egyptian Bottling Company                                   Egypt
EIEIO Beverage Company                                      Delaware
Elabradora Venezolana, C.A.                                 Delaware
Electropura, SA de CV                                       Mexico
Elite Foods Ltd.                                            Israel
Embotellador Garci-Crespo, SA de CV                         Mexico
Embotelladora Agral de la Laguna, S.A. de C.V.              Mexico

Embotelladora Agral Regiomontana, S.A. de C.V.              Mexico
Embotelladora Buen Agua, S.A. de C.V.                       Mexico
Embotelladora Campechana, Sa de CV                          Mexico
Embotelladora de Occidente S.A. de C.V.                     Mexico
Embotelladora de Refrescos Mexicanos S.A. de C.V.           Mexico
Embotelladora Del Bravo, S.A. De C.V.                       Mexico
Embotelladora Metropolitana, SA de CV                       Mexico
Embotelladora Moderna, S.A. de C.V.                         Mexico
Embotelladora Potosi, S.A. de C.V.                          Mexico
Embotelladora San Marcos, S.A. De C.V.                      Mexico
Embotelladora Santa Catarina, S.A. de C.V.                  Mexico
Embotelladores Mexicanos de Pepsi-Cola S.A. de C.V.         Mexico
Empaques Constar, SA de CV                                  Mexico
Empaques Sewell, SA de CV                                   Mexico
Empresas Gamesa, S.A. de C.V.                               Mexico
Encorp Atlantic, Inc.                                       Canada
Equipos para Embotelladoras y Cervecerias, S.A. de C.V.     Mexico
Equipos Y Deportes Exclusivos, S.A. De C.V.                 Mexico
Esteemview Ltd.                                             United Kingdom
Evercrisp Snack Productos de Chile S.A.                     Chile
Export Development Corp.                                    Delaware
Fabrica de Productos Alimenticios Rene y Compania SCA       Guatemala
Fabrica de Productos Rene LLC                               Delaware
Farm Produce (Australia)  Pty. Ltd.                         Australia
Finanzas Corporativas, S.A. de C.V.                         Mexico
Finvmex, S.A. de C.V.                                       Mexico
FL Holding, Inc.                                            Delaware
FLI Andean LLC                                              Delaware
FLI Columbia, LLC                                           Delaware
FLI Snacks Andean, GP, LLC                                  Delaware
Florida Boy International                                   Germany
FLRC, Inc.                                                  California
Fomentadora Urbana del Sureste, SA de CV                    Mexico
Fomentadora Urbana Metroplitana, SA de CV                   Mexico
Frito-Lay Australia, LLC                                    Delaware
Frito-Lay Columbia Ltda.                                    Columbia
Frito-Lay Deutschland                                       Germany
Frito-Lay Distribution OOO                                  Russia
Frito-Lay Dominicana S.A.                                   Dominican Republic
Frito-Lay Ecuador Cia Ltda.                                 Ecuador
Frito-Lay Foods Limited                                     United Kingdom
Frito-Lay France SA                                         France
Frito-Lay France SARL                                       France
Frito-Lay Holdings Limited                                  United Kingdom
Frito-Lay India                                             India
Frito-Lay Manufacturing  OOO                                Russia
Frito-Lay Peru, S. de R.L.                                  Peru
Frito-Lay Poland Sp.zo.o.                                   Poland
Frito-Lay Trading Company (Europe) Gmbh                     Switzerland
Frito-Lay Trading Company Gmbh                              Switzerland
Frito-Lay Venezuela S.A.                                    Venezuela
Frito-Lay, Inc.                                             Delaware

Fruko Mesrubat Sanayi A.S.                                  Turkey
Fuzhou Pepsi-Cola Beverage Company Limited                  China
Galletas y Pastas Tepeyac                                   Mexico
Galletera Palma, S.A. de C.V.                               Mexico
Gamesa, S.A. de C.V.                                        Mexico
General Cinema Beverages, Inc.                              Delaware
Granja Buenagua, SA de  CV                                  Mexico
Green Hemlock LLC                                           Delaware
Greenville Holding Corp.                                    New Jersey
Grupo Embotellador de Mexico, SA de CV                      Mexico
Grupo Gamesa, S.A. de C.V.                                  Mexico
Grupo Seser, SA de CV                                       Mexico
Guangzhou Flavours Development Corporation                  China
Guangzhou Pepsi-Cola Beverage Co. Ltd.                      China
Guangzhou Tropicana Beverages Co., Ltd.                     China
Guilin Pepsi-Cola Beverage Company, Ltd.                    China
Gujarat Bottling Company                                    India
Harinera Monterrey, S.A. de C.V.                            Mexico
Heathland, Inc.                                             Delaware
Hennika Limited                                             Ireland
Hillbrook Insurance Company, Inc.                           Vermont
Homefinding Company of Texas                                Texas
Hostess-FL NRO Ltd.                                         Canada
Impulse Action Ltd.                                         United Kingdom
Industria de Refrescos de Acapulco                          Mexico
Industria de Refrescos, SA de CV                            Mexico
Inmobiliaria Guesa S.A. de C.V.                             Mexico
Inmobiliaria Interamericana, S.A. De C.V.                   Mexico
Inmobiliaria La Bufa, S.A. de C.V.                          Mexico
Inmobiliaria La Cantera, SA de CV                           Mexico
Inmobiliaria Los Gallos                                     Mexico
Inmobiliaria Operativa, SA de CV                            Mexico
Integrated Beverage Services (Bangladesh) Ltd.              Bangladesh
International Beverage Company                              Vietnam
International Bottlers Almaty Ltd                           Russia
International Kas AG                                        Liechtenstein
Inversiones PFI Chile Limitada                              Chile
Inversiones Santa Coloma S.A. (Columbia)                    Columbia
Inversiones Santa Coloma S.A.(Venezuela)                    Venezuela
Inversiones Savoy Argentina S.A.                            Argentina
Japan Frito-Lay Ltd.                                        Japan
JFS Enterprises, Inc.                                       Florida
Jungla Mar del Sur                                          Costa Rica
Kawthar E Murada Italia S.R.L.                              Italy
Kentucky Fried Chicken Nederland, B.V.                      Netherlands
KFC Canada (NRO) Ltd.                                       Canada
Kirin-Tropicana, Inc.                                       Japan
Kyle Receivables Ltd.                                       Ireland
Larragana, S.L.                                             Spain
Latin American Holdings Ltd.                                Cayman Islands
Latin Foods LLC                                             Delaware
Latvia Snacks Ltd.                                          Latvia

L'Igloo, S.A.                                               France
Lithuanian Snacks Ltd.                                      Lithuania
Long Bay, Inc.                                              Delaware
Looza (UK) Ltd.                                             United Kingdom
Looza NV                                                    Belgium
Looza USA, Inc.                                             Delaware
L-P Investment LLC                                          Delaware
Matutano, S.A.                                              Portugal
Mexhut, Inc.                                                Delaware
Mexican Trust Company                                       Mexico
Mexichip, Inc.                                              Delaware
Mexsport, Inc.                                              Delaware
Midland Bottling Co.                                        Delaware
Mountain Dew Marketing, Inc.                                Delaware
Nanchang Pepsi-Cola Beverage Company Ltd.                   China
Nanjing Pepsi-Cola Beverage Company Limited                 China
Nasser                                                      Ireland
National Beverages, Inc.                                    Florida
New Age Beverages Investments Limited                       South Africa
New Age Beverages Ltd                                       South Africa
New Century Beverage Company                                California
New Generation Beverages Pty. Ltd.                          Australia
North Pacific Territories Holding Company                   Washington
Nueva Santa Cecilia S.A. de C.V.                            Mexico
OldCo 1 Sp. z o.o.                                          Poland
OldCo 2 Sp. z o.o.                                          Poland
Ole Springs                                                 Sri Lanka
Opco Holding, Inc.                                          Delaware
Orion Frito-Lay Corporation                                 Korea
P.T. Indofood Frito-Lay Corp.                               Indonesia
P.T. Pepsi-Cola IndoBeverage                                Indonesia
Pagam Corporation                                           Delaware
Panagarh Marketing Company Limited                          India
Panimex, Inc.                                               Mauritius
Papas Chips                                                 Uruguay
Pasteleria Vienesa, C.A.                                    Venezuela
PCBL, LLC                                                   Delaware
PCI Bahamas Investment Co.                                  Delaware
PEI e Companhia                                             Portugal
PEI N.V.                                                    Netherlands Antilles
Peninsular Beverage Service Sdn. Bhd.                       Malaysia
Pepsi Bottling Holdings, Inc.                               Delaware
Pepsi Foods Ltd.                                            India
Pepsi India Exports                                         India
Pepsi International Bottlers LLC                            Delaware
Pepsi International Bottling System, Inc.                   Delaware
Pepsi Snacks Argentina S.A.                                 Argentina
Pepsi Stuff, Inc.                                           Delaware
Pepsi-Asia Beverage Co. Ltd.                                China
Pepsi-BeiBing Yang Beverage Co. Ltd.                        China
PepsiCo & Cia                                               Brazil
PepsiCo (China) Ltd.                                        China

PepsiCo (India) Holdings                                    India
PepsiCo (Ireland) Limited                                   Ireland
PepsiCo Australia Holdings Pty Ltd                          Australia
PepsiCo Canada Finance LLC                                  Delaware
PepsiCo Captive Holdings, Inc.                              Delaware
PepsiCo Comercial Exportadora                               Brazil
PepsiCo de Mexico S.A. de C.V.                              Mexico
PepsiCo do Brasil Ltda.                                     Brazil
PepsiCo do Brazil Holdings Ltda.                            Brazil
PepsiCo Espana Inversiones S.L.                             Spain
PepsiCo Estonia                                             Estonia
PepsiCo Europe Holdings B.V.                                Netherlands
PepsiCo Finance (Antilles B) N.V.                           Netherlands Antilles
PepsiCo Finance (South Africa) (Proprietary) Ltd.           South Africa
PepsiCo Finance (U.K.) Ltd.                                 United Kingdom
PepsiCo Fleet Services Limited                              United Kingdom
PepsiCo Food Service Training, Inc.                         Delaware
PepsiCo Foods & Beverages International Limited             United Kingdom
PepsiCo Foods (China) Co. Ltd.                              China
PepsiCo Foods Hellas                                        Greece
PepsiCo Foods International Holdings, Inc.                  Delaware
PepsiCo Foods International Pte Ltd.                        Singapore
PepsiCo Foreign Sales Corporation                           Barbados
PepsiCo France SNC                                          France
PepsiCo Global Investments B.V.                             Netherlands
PepsiCo Global Investments II BV                            Netherlands
PepsiCo Holdings                                            United Kingdom
PepsiCo International Ltd.                                  United Kingdom
PepsiCo International Trading (Shanghai) Ltd.               China
PepsiCo Investment (China) Ltd.                             China
PepsiCo Investments (Europe) I B.V.                         Netherlands
PepsiCo Investments (Europe) II B.V.                        Netherlands
PepsiCo Investments Denmark Ltd I ApS                       Denmark
PepsiCo Light BV                                            Netherlands
PepsiCo Mauritius Holdings Inc.                             Mauritius
PepsiCo Max BV                                              Netherlands
PepsiCo Nigeria Ltd.                                        Nigeria
PepsiCo Nordic Denmark A/S                                  Denmark
PepsiCo Nordic Finland OY                                   Finland
PepsiCo Nordic Norway A/S                                   Norway
PepsiCo Nordic Sweden AB                                    Sweden
PepsiCo Overseas Corporation                                Delaware
PepsiCo Pacific Trading Company, Limited                    Hong Kong
PepsiCo Pension Management Services, Ltd.                   Delaware
PepsiCo Products B.V.                                       Netherlands
PepsiCo Property Management Limited                         United Kingdom
PepsiCo Puerto Rico, Inc.                                   Delaware
PepsiCo Russia Holdings GmbH                                Germany
PepsiCo Services International Inc.                         Delaware
PepsiCo U.K. Pension Trust Limited                          United Kingdom
PepsiCo Ukraine Ltd.                                        Ukraine
PepsiCo World Trading Company, Inc.                         Delaware

PepsiCo Worldwide Holdings                                  Netherlands Antilles
Pepsi-Cola (Bahamas) Bottling Company                       Bahamas
Pepsi-Cola (Bermuda) Limited                                Bermuda
Pepsi-Cola (Thai) Trading Company Limited                   Thailand
Pepsi-Cola 7-Up Bottlers (NZ) Limited                       New Zealand
Pepsi-Cola A/O                                              Russia
Pepsi-Cola Argentina S.A.C.I.                               Argentina
Pepsi-Cola Belgium S.A.                                     Belgium
Pepsi-Cola Bottlers Australia                               Australia
Pepsi-Cola Bottlers Holding, C.V.                           Netherlands
Pepsi-Cola Bottlers New Zealand                             New Zealand
Pepsi-Cola Bottling Co. of Bend                             Oregon
Pepsi-Cola Bottling Co. of Los Angeles                      California
Pepsi-Cola Bottling Company of Ohio, Inc.                   Delaware
Pepsi-Cola Bottling Company Of St. Louis, Inc.              Missouri
Pepsi-Cola Bottling International Inc.                      Nevada
Pepsi-Cola Canada (NRO) Ltd.                                Canada
Pepsi-Cola Canada Beverages (West)                          Canada
Pepsi-Cola Canada Ltd.                                      Canada
Pepsi-Cola Chile Consultores Limitada                       Chile
Pepsi-Cola Company                                          Delaware
Pepsi-Cola CR SPOL SRO                                      Czech Republic
Pepsi-Cola De France S.A.R.L.                               France
Pepsi-Cola East Africa Ltd.                                 United Kingdom
Pepsi-Cola Engarrafadora Ltda                               Brazil
Pepsi-Cola Equipment Corp.                                  New York
Pepsi-Cola Far East Trade Development Co., Inc.             Philippines
Pepsi-Cola France SNC                                       France
Pepsi-Cola Gesellschaft M.B.H.                              Austria
Pepsi-Cola Gmbh                                             Germany
Pepsi-Cola Gmbh, Offenbach, Commercial Register Hrb 2124    Germany
Pepsi-Cola India Marketing Company                          India
Pepsi-Cola Industrial Da Amazonia Ltda.                     Brazil
Pepsi-Cola Interamericana de Guatemala S.A.                 Guatemala
Pepsi-Cola International (Cyprus) Limited                   Cyprus
Pepsi-Cola International (PVT) Limited                      Pakistan
Pepsi-Cola International Limited                            Bermuda
Pepsi-Cola International Limited (U.S.A.)                   Delaware
Pepsi-Cola International Tanitim Ltd.                       Turkey
Pepsi-Cola International, Cork                              Ireland
Pepsi-Cola Jordan Ltd.                                      Jordan
Pepsi-Cola Kft. Hungary                                     Hungary
Pepsi-Cola Korea, Co. Ltd.                                  Korea
Pepsi-Cola Magreb                                           Morocco
Pepsi-Cola Mamulleri Limited Sirketi                        Turkey
Pepsi-Cola Manufacturing (Ireland)                          Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited            Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.A.            Uruguay
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.          Uruguay
Pepsi-Cola Manufacturing Limited                            Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.                    Puerto Rico
Pepsi-Cola Metropolitan Bottling Company, Inc.              New Jersey

Pepsi-Cola Metropolitan LLC                                 Metropolitan
Pepsi-Cola Mediterranean, Ltd.                              Delaware
Pepsi-Cola Mexicana, S.A. de C.V.                           Mexico
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis Delaware
Pepsi-Cola Panamericana, Inc.                               Delaware
Pepsi-Cola Panamericana, S.A.                               Venezuela
Pepsi-Cola Products Philippines, Inc.                       Philippines
Pepsi-Cola S.A.                                             Switzerland
Pepsi-Cola Servis ve Dagitim A.S.                           Turkey
Pepsi-Cola Tea Company                                      Delaware
Pepsi-Cola U.K. limited                                     United Kingdom
PFI Agriculture Europe Ltd.                                 United Kingdom
PFI Italia S.R.L.                                           Italy
PGCC, Inc.                                                  Delaware
Pine International LLC                                      Delaware
Pizza Hut, Inc.                                             Delaware
Planters UK Limited                                         United Kingdom
PlayCo, Inc.                                                Delaware
Praga 45, Inc.                                              Delaware
President Pepsi Food Corporation                            Taiwan
Prestwick, Inc.                                             Delaware
Procesos Plasticos, SA de CV                                Mexico
Productos Industrializados Saltillo, S.A.                   Mexico
Productos S.A.S. C.V.                                       Netherlands
Productos SAS Management B.V.                               Netherlands
Productos SAS Management BV                                 Netherlands
Productos Victoria, S.A. De C.V.                            Mexico
Progress Service, Inc.                                      Florida
Promocion y Distribucion Alimenticia                        Mexico
Promotora De Empresas, S.A. De C.V.                         Mexico
PRS, Inc.                                                   Delaware
Punch N.V.                                                  Netherlands Antilles
Purificadora de Agua Cancun, SA de CV                       Mexico
Purificadora de Agua Los Reyes, SA de CV                    Mexico
Putnam Holdings, Inc.                                       Delaware
Rabapet Kft.                                                Hungary
Radenska                                                    Slovenia
Recot, Inc.                                                 Delaware
Red Dot A.G.                                                Switzerland
Red Maple LLC                                               Delaware
Refrescos de Iguala, SA de CV                               Mexico
Refrescos y Bebidas de Aguascalientes, S.A. de C.V.         Mexico
Regia-Comercial E Publicidade Ltda.                         Brazil
Rio Grande Snack Company                                    Delaware
Ruscan, Inc.                                                New York
S.V.E. (Hungary) Trading and Manufacturing Limited          Hungary
S.W. Frito-Lay, Ltd                                         Texas
Sabritas de Costa Rica, S. de R.L.                          Costa Rica
Sabritas de Panama, SA                                      Panama
Sabritas y Compania, SCA                                    El Salvador
Sabritas, LLC                                               Delaware
Sabritas, S.A. De C.V.                                      Mexico

Saudi Snack Foods Company Limited                           Saudi Arabia
Savoy Brands Columbia S.A.                                  Columbia
Savoy Brands Peru S.R.L                                     Peru
Savoy Brands Venezuela S.R.L.                               Venezuela
Senrab Limited                                              Ireland
Serm Suk Public Company Limited                             Thailand
Servi Agua, SA de CV                                        Mexico
Servicios Administrativos Suma, SA de CV                    Mexico
Servicios Calificados, S.A. de C.V.                         Mexico
Servicios Corporativos GEMEX, SA de CV                      Mexico
Servi-Facil, S.A.                                           Mexico
Seven-Up Andino, S.A.                                       Ecuador
Seven-Up Asia, Inc.                                         Missouri
Seven-Up Europe Ltd                                         United Kingdom
Seven-Up Great Britain                                      Missouri
Seven-Up International, Inc.                                Delaware
Seven-Up Ireland Limited                                    Ireland
Seven-Up Light BV                                           Netherlands
Seven-Up Marketing, S.A.                                    Delaware
Seven-Up Nederland B.V.                                     Netherlands
Seven-Up Southern Hemisphere, Inc.                          Missouri
Shanghai PepsiCo Snacks Company Limited                     China
Shanghai Pepsi-Cola Beverage Company Ltd.                   China
Shanghai Tropicana Beverages Co., Ltd.                      China
Shelbyville Bottling Company, Inc.                          Tennessee
Shenzhen Pepsi-Cola Beverage Co. Ltd.                       China
Sichuan Pepsi-Cola Beverage Co. Ltd.                        China
SIH International LLC                                       Delaware
Sika Silk Company Limited                                   China
Simba                                                       South Africa
Smartfoods, Inc.                                            Delaware
Smiths Crisps Limited                                       United Kingdom
Smiths Food Group, B.V.                                     Netherlands
Snack Food Belgium S.A.                                     Belgium
Snack Ventures Europe SCA                                   Belgium
Snack Ventures Inversiones, S.L.                            Spain
Snacks Ventures S.A.                                        Spain
Sociedad Productora de Refrescos y Sabores, C.A.            Venezuela
Sottano S.A.                                                Argentina
Special Edition Beverages Limited                           New Zealand
Special Editions Enterprises Ltd.                           New Zealand
Spint de Mexico, S.A. de C.V.                               Mexico
Sportmex Internacional, S.A. De C.V.                        Mexico
Staircase Properties, Inc.                                  Delaware
Stuff Comercial de Mexico, S.A. de C.V.                     Mexico
SVE France SAS                                              France
SVE Italia                                                  Italy
Syrena Sodycze Sp. z o.o.                                   Poland
Taco Bell de Mexico S.A. de C.V.                            Mexico
Tanurin, S.A. de C.V.                                       Mexico
Tastes of Adventures Pty. Ltd.                              Australia
Tasty Foods Bulgaria                                        Bulgaria

Tasty Foods Egypt SAE                                       Egypt
Tasty Foods S.A.                                            Greece
TFL Holdings, Inc.                                          Delaware
TFL, Inc.                                                   Delaware
The Beverage S.R.L.                                         Italy
The Concentrate Manufacturing Company Of Ireland            Ireland
The Original Pretzel Company Pty. Ltd.                      Australia
The Pepsi Bottling Group, Inc.                              Delaware
The Smiths Snackfood Company Pty. Ltd.                      Australia
Tianjin PepsiCo Foods Co. Ltd.                              China
TPI Urban Renewal Corporation                               New Jersey
Tricon Global Inmobiliaria, S.A. de C.V.                    Mexico
Tricon Global PHM, S.A. de C.V.                             Mexico
Tropicana Beverages Company                                 India
Tropicana Beverages Greater China Limited                   Hong Kong
Tropicana Beverages Hong Kong Ltd.                          Hong Kong
Tropicana Beverages Ltd.                                    Hong Kong
Tropicana China Beihai Food Company Ltd.                    China
Tropicana China Investments Ltd.                            Hong Kong
Tropicana Europe NV (Belgium)                               Belgium
Tropicana Europe S. A.                                      France
Tropicana France S. A.                                      France
Tropicana France S. A. (France)                             France
Tropicana Holdings, S.L.                                    Spain
Tropicana Industrial Glass Co.                              Florida
Tropicana Payroll, Inc.                                     Florida
Tropicana Products  (Europe) GmbH                           Germany
Tropicana Products, Inc.                                    Delaware
Tropicana Products, Ltd.                                    Canada
Tropicana Products Sales, Inc.                              Delaware
Tropicana Transportation Corporation                        Delaware
Tropicana United Kingdom Ltd.                               United Kingdom
Twinpack Atlantic Inc.                                      Canada
Ukranian Developmental Corp.                                Ukraine
United Foods Company S.A.                                   Brazil
United Soft Drinks Limited                                  Hong Kong
Uzay Gida Sanayi Ve Ticaret A.S.                            Turkey
Valores Mapumar                                             Venezuela
Vending LLC                                                 Delaware
Veurne Snackfoods BVBA                                      Belgium
Walkers Crisps Limited                                      United Kingdom
Walkers Distribution Ltd.                                   United Kingdom
Walkers Snack Foods Limited                                 United Kingdom
Walkers Snacks Ltd.                                         United Kingdom
Weinkellerei Franz Weber Gmbh, Nierstein                    Germany
Wetter Beverage Company                                     Delaware
Whitman International BV                                    Netherlands
Wilson International Sales Corporation                      Delaware
Wuhan Pepsi-Cola Beverage Co. Ltd.                          China